UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) January 16, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-OA1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-10 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 29, 2006, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of December 1, 2006 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of December 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

4.2

The Mortgage Loan Purchase Agreement, dated as of December 29, 2006, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

4.3

Assignment, Assumption and Recognition Agreement, dated as of December 29, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

4.4

Flow Servicing Agreement, dated as of June 30, 2006, by and between DB Structured Products, Inc., as owner and Countrywide Home Loans Servicing LP, as servicer.

4.5

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, between DB Structured Products, Inc., as assignor and Countrywide Home Loans Servicing LP, as the servicer.*

4.6

Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 31, 2006, between DB Structured Products, Inc., as purchaser, and Countrywide Home Loans, Inc., as the servicer.*

4.7

Amendment Number One, dated as of December 21, 2006, between Countrywide Home Loans, Inc. and DB Structured Products, Inc.

4.8

Assignment, Assumption and Recognition Agreement, dated as of December 29, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, Countrywide Home Loans Servicing LP, as the servicer and Countrywide Home Loans, Inc., and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

4.9

Cap Confirmation and Credit Support Annex, each dated as of December 29, 2006, between The Bank of New York, as cap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

* Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Susan Valenti

Name: Susan Valenti

Title:   Director

By: /s/ Rika Yano

Name: Rika Yano

Title:   Vice President

Dated: January 16, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of December 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

4.2

The Mortgage Loan Purchase Agreement, dated as of December 29, 2006, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

4.3

Assignment, Assumption and Recognition Agreement, dated as of December 29, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

4.4

Flow Servicing Agreement, dated as of June 30, 2006, by and between DB Structured Products, Inc., as owner and Countrywide Home Loans Servicing LP, as servicer.

4.5

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, between DB Structured Products, Inc., as assignor and Countrywide Home Loans Servicing LP, as the servicer.*

4.6

Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 31, 2006, between DB Structured Products, Inc., as purchaser, and Countrywide Home Loans, Inc., as the servicer.*

4.7

Amendment Number One, dated as of December 21, 2006, between Countrywide Home Loans, Inc. and DB Structured Products, Inc.

4.8

Assignment, Assumption and Recognition Agreement, dated as of December 29, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, Countrywide Home Loans Servicing LP, as the servicer and Countrywide Home Loans, Inc., and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

4.9

Cap Confirmation and Credit Support Annex, each dated as of December 29, 2006, between The Bank of New York, as cap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

* Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.